UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 13, 2020, BorgWarner Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 11, 2020, after consultation with other members of the Corporate Governance Committee of the Board of Directors (the "Board") of the Company, Jan Carlson, a member of the Board, advised the Board of his intention not to stand for reelection to the Board at the Company's 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") in recognition of and in deference to overboarding guidelines issued by proxy advisory firms and similar shareholder preferences. Mr. Carlson has advised the Company that his decision to not stand for reelection was not due to any disagreement with the Company, including with respect to any matter relating to the Company’s operations, policies, or practices.
The Board has reduced the size of the Board to eight members effective at the 2020 Annual Meeting.
Item 7.01. Regulation FD Disclosures
On February 12, 2020, the Board declared a quarterly cash dividend of $0.17 per share of common stock. The dividend is payable on March 16, 2020 to shareholders of record on March 2, 2020.
On February 13, 2020, the Company issued the press release attached as Exhibit 99.1, which is incorporated herein by reference.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.
Item 8.01. Other Events
Over the course of the next few years, the Company plans to take additional actions to reduce existing structural costs. These actions are expected to result in primarily cash restructuring costs in the $275 million to $300 million range through the end of 2023. The resulting annual cost savings are expected to be in the range of approximately $90 million to $100 million by 2023. The Company plans to utilize these savings to sustain the Company’s strong operating margin profile and long-term cost competitiveness.

Forward Looking Statements
Statements in this Current Report on Form 8-K (“Form 8-K”) may constitute forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act (the “Act”) that are based on management's current outlook, expectations, estimates and projections. Words such as "anticipates," "believes," "continues," "could," "designed," "effect," "estimates," "evaluates," "expects," "forecasts," "goal," "initiative," "intends," "outlook," "plans," "potential," "project," "pursue," "seek," "should," "target," "when," "would," and variations of such words and similar expressions are intended to identify such forward-looking statements. Further, all statements, other than statements of historical fact contained or incorporated by reference in this Form 8-K that we expect or anticipate will or may occur in the future regarding our financial position, business strategy and measures to implement that strategy, including changes to operations, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. Accounting estimates, such as those described under the heading "Critical Accounting Policies" in Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2018 (“Form 10-K”), are inherently forward-looking. All forward-looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements are not guarantees of performance and the Company's actual results may differ materially from those expressed, projected, or implied in or by the forward-looking statements.
You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: uncertainties concerning the actions the Company intends to take to reduce existing structural costs, including the specific nature of the actions, the ability, timing and costs to complete them, and the ability to realize expected savings upon their completion; our dependence on automotive and truck production, both of which are highly cyclical; our reliance on major OEM customers; our dependence on key management; the uncertainty of the global economic environment; future changes in laws and regulations, including, by way of example, tariffs, in the countries in which we operate; and the other risks noted in reports that we file with the Securities and Exchange Commission, including Item 1A, "Risk Factors" in our most recently-filed Form 10-K. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this Form 8-K to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.
Item 9.01. Financial Statements and Exhibits
(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press release regarding earnings issued by BorgWarner Inc. dated February 13, 2020
99.2	Press release regarding dividend issued by BorgWarner Inc. dated February 13, 2020
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release regarding earnings issued by BorgWarner Inc. dated February 13, 2020
99.2	Press release regarding dividend issued by BorgWarner Inc. dated February 13, 2020
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: February 13, 2020	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary